UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/17/2007

FIELDSTONE INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50938

Maryland	74-2874689
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11000 Broken Land Parkway, Columbia, Maryland 21044
(Address of principal executive offices, including zip code)

(410) 772-7200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On April 17, 2007, Fieldstone Investment Corporation (the "Company") issued a press release announcing that it has scheduled a special meeting of its stockholders to approve the merger of a subsidiary of Credit-Based Asset Servicing and Securitization LLC (C-BASS) with and into Fieldstone and the other transactions contemplated by the Agreement of Merger, as amended, by and among C-BASS, Rock Acquisition Corp., a wholly owned subsidiary of C-BASS, and Fieldstone. A copy of the Company's press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits

99.1        Press release dated April 17, 2007 announcing special meeting of stockholders.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDSTONE INVESTMENT CORPORATION

Date: April 17, 2007	By:	/s/ Michael J. Sonnenfeld
Michael J. Sonnenfeld
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated April 17, 2007 announcing special meeting of stockholders.